UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 6, 2015

CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2015, Cablevision Systems Corporation (the “Company”) and CSC Holdings, LLC (“CSC Holdings”) announced that Mr. Brian G. Sweeney will become Chief Financial Officer of the Company and CSC Holdings, effective March 1, 2015. Mr. Sweeney will also continue to serve as the President of the Company and CSC Holdings. Mr. Gregg G. Seibert, the current Vice Chairman and Chief Financial Officer of the Company and CSC Holdings will cease to serve as Chief Financial Officer as of March 1, 2015 but will continue to serve as Vice Chairman. On February 6, 2015, Mr. Seibert was appointed as a Vice Chairman of each of The Madison Square Garden Company and AMC Networks Inc.

Biographical and other information concerning Mr. Sweeney is included in the Company’s Proxy Statement for its 2014 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 11, 2014, and which is incorporated herein by reference.

On February 6, 2015, the Company issued a press release announcing the officer appointments, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated February 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)

By:	/s/ Victoria M. Mink
Name:	Victoria M. Mink
Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: February 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC (Registrant)

By:	/s/ Victoria M. Mink
Name:	Victoria M. Mink
Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: February 6, 2015